Exhibit 32.2

Certification of CFO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 302 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Dividend Capital Total Realty Trust Inc. (the “Company”) for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James R. Giuliano III, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: November 14, 2006

/s/ JAMES R. GIULIANO, III
Name:	James R. Giuliano III
Title:	Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.